                                                                   Exhibit 23(c)

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Visual Data Corporation on Form S-1 of our reports dated November 6, 1998, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




/s/ Burr, Pilger & Mayer
San Francisco, California
May 28, 1999